Exhibit 10.1

LOAN AND SECURITY MODIFICATION AGREEMENT

This Loan and Security Modification Agreement (this “Amendment”) is entered into as of September 2, 2020, by and among (i) TABULA RASA HEALTHCARE GROUP, INC., a Delaware corporation (“OpCo”), TABULA RASA HEALTHCARE, INC., a Delaware corporation (“Parent”), CK SOLUTIONS, LLC, a Delaware limited liability company (“CK Solutions”; Parent, OpCo and CK Solutions are each referred to herein as a “Borrower”, and collectively, as the “Borrowers”), (ii) the several banks and other financial institutions or entities party hereto (each a “Lender” and, collectively, the “Lenders”), and (iii) WESTERN ALLIANCE BANK, an Arizona corporation (“Bank”), as a Lender and as administrative agent and collateral agent for the Lenders (in such capacities, the “Administrative Agent”).

1.            DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by the Borrowers to Bank, the Borrowers are indebted to Bank pursuant to, among other documents, an Amended and Restated Loan and Security Agreement, dated September 6, 2017 by and among the Borrowers, the Lenders and the Administrative Agent, as may be amended from time to time (the “Loan and Security Agreement”). Capitalized terms used without definition herein shall have the meanings assigned to them in the Loan and Security Agreement.

The Loan and Security Agreement and any and all other documents executed by the Borrowers in favor of the Lenders and/or the Administrative Agent shall be hereinafter referred to as the “Existing Documents.”

2.            DESCRIPTION OF CHANGE IN TERMS.

A.           Modification(s) to Loan and Security Agreement:

1)            The following defined term in Section 1.1 of the Loan and Security Agreement is hereby amended and restated in its entirety as follows:

 “Revolving Maturity Date” means December 6, 2020.

2)            The following defined term is hereby added to Section 1.1 of the Loan and Security Agreement:

 “Eighth Modification” means that certain Loan and Security Modification Agreement, dated as of September 2, 2020, by and among Parent, Tabula Rasa Healthcare Group, Inc., CK Solutions, LLC, the several banks and other financial institutions or entities party thereto and Bank.

3)            Section 2.5(a) of the Loan and Security Agreement is hereby amended and restated in its entirety as follows:

 “(a)      Facility Fees. On each of the Closing Date and on each anniversary of the Closing Date, a fee payable to each Lender with respect to the Revolving Facility equal to 0.25% of the amount of such Lender’s Revolving Commitment under such Revolving Facility; provided that on the third anniversary of the Closing Date such fee payable to the Lenders with respect to the Revolving Facility shall be equal to $37,500 in the aggregate, payable pro rata to each Lender in accordance with such Lender’s respective Revolving Commitment and pursuant to the Eighth Modification; and”

4)           Section 2.5(c) of the Loan and Security Agreement is hereby amended and restated in its entirety as follows:

“(c)      Success Fee. A fully earned, non-refundable success fee equal to $200,000.00 (the “Success Fee”), which Success Fee shall be fully earned, due and payable upon the earliest to occur of the following: (i) the Revolving Maturity Date (as such term may be amended from time to time), (ii) the acceleration of the Revolving Line, and (iii) the prepayment of the Revolving Line and termination of Bank’s commitments under the Revolving Line pursuant to Section 2.6.”

3.            CONSISTENT CHANGES. The Existing Documents are each hereby amended wherever necessary to reflect the changes described above.

4.            NO DEFENSES OF THE BORROWERS/GENERAL RELEASE. Each Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Existing Documents. Each Borrower (each, a “Releasing Party”) acknowledges that the Lenders and the Administrative Agent would not enter into this Amendment without Releasing Party’s assurance that it has no claims against the Lenders and the Administrative Agent or any of the Lenders’ and the Administrative Agent’s officers, directors, employees or agents. Except for the obligations arising hereafter under this Amendment, each Releasing Party releases the Lenders and the Administrative Agent, and each of the Lenders’ and the Administrative Agent’s officers, directors and employees from any known or unknown claims that Releasing Party now has against any Lender and/or the Administrative Agent of any nature, including any claims that Releasing Party, its successors, counsel, and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Loan and Security Agreement or the transactions contemplated thereby. Each Releasing Party waives the provisions of California Civil Code section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

The provisions, waivers and releases set forth in this section are binding upon each Releasing Party and its shareholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of the Lenders and the Administrative Agent and their respective agents, employees, officers, directors, assigns and successors in interest. The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Amendment and the Loan and Security Agreement, and/or any Lender’s and/or the Administrative Agent’s actions to exercise any remedy available under the Loan and Security Agreement or otherwise.

5.            CONTINUING VALIDITY. Each Borrower understands and agrees that in modifying the Existing Documents, the Lenders and the Administrative Agent are relying upon such Borrower’s representations, warranties, and agreements, as set forth in the Existing Documents. Each Borrower represents and warrants that the representations and warranties contained in the Loan and Security Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing. Except as expressly modified pursuant to this Amendment, the terms of the Existing Documents remain unchanged and in full force and effect. The Lenders’ and the Administrative Agent’s agreement to modifications to the Existing Documents pursuant to this Amendment in no way shall obligate any Lender and/or the Administrative Agent to make any future modifications to the Existing Documents. Nothing in this Amendment shall constitute a satisfaction of the Obligations. It is the intention of the Lenders, the Administrative Agent and the Borrowers to retain as liable parties all makers and endorsers of Existing Documents, unless the party is expressly released by the Lenders and the Administrative Agent in writing. No maker, endorser, or guarantor will be released by virtue of this Amendment. The terms of this paragraph apply not only to this Amendment, but also to any subsequent loan and security modification agreements.

6.            CONDITIONS PRECEDENT. As a condition to the effectiveness of this Amendment, the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, the following:

(a)            payment of all the Administrative Agent Expenses incurred through the date of this Amendment, including payment of the $37,500 pro-rata facility fee as set forth in Section 2.A(3) hereof, which shall be fully earned and nonrefundable; and

(b)            such other documents, and completion of such other matters, as the Administrative Agent may reasonably deem necessary or appropriate.

7.            NOTICE OF FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THIS WRITTEN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

8.            COUNTERSIGNATURE. This Amendment shall become effective only when executed by the Lenders, the Administrative Agent and the Borrowers.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BORROWERS:

TABULA RASA HEALTHCARE, INC.

By:	/s/ Brian W. Adams
Name:	Brian W. Adams
Title:	Chief Financial Officer

TABULA RASA HEALTHCARE GROUP, INC.

By:	/s/ Brian W. Adams
Name:	Brian W. Adams
Title:	Chief Financial Officer

CK SOLUTIONS, LLC

By:	/s/ Brian W. Adams
Name:	Brian W. Adams
Title:	Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

ADMINISTRATIVE AGENT:

WESTERN ALLIANCE BANK, an Arizona corporation

By:	/s/ Whitley Mayberry
Name:	Whitley Mayberry
Title:	Relationship Manager

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

LENDERS:

WESTERN ALLIANCE BANK, an Arizona corporation

By:	/s/ Whitley Mayberry
Name:	Whitley Mayberry
Title:	Relationship Manager